FORM OF COLONIAL DOWNS HOLDINGS, INC.
                             1997 STOCK OPTION PLAN



1. PURPOSES. The purposes of the 1997 Stock Option Plan (the "Plan") are to attract persons of training, experience, and ability to continue as employees, directors, consultants, and/or associates of the Company, and to furnish additional incentive to such persons, upon whose initiative and efforts the successful conduct and development of the business of the Company largely depends, by encouraging such persons to become owners of the common stock of the Company.

          Options granted hereunder may be either "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "Non-qualified Stock Options," at the discretion of the Board and as reflected in the terms of the written option agreement.

 2.       DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Common Stock" shall mean the Class A Common Stock of the Company (see Section 3 below).

         (c) "Company" shall mean Colonial Downs Holding, Inc., and its subsidiaries.

         (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan or the Board of Directors of the Company, if no Committee is appointed.

         (e) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

         (f) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (g) "Exchange Act" shall mean the Securities Exchange act of 1934, as amended.

         (h) "Incentive Stock Option" shall mean an Option intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

         (i) "Non-employee Directors" shall be members of the Board meeting the requirement of Rule 166-3, as amended from time to time, promulgated under the Exchange Act.

         (j) "Non-qualified Stock Option" shall mean a stock option not intended to qualify as an Incentive Stock Option.

         (k) "Option" shall mean a stock option granted pursuant to the Plan.

         (l) "Optioned Stock" shall mean the Common Stock subject to an Option.

         (m) "Optionee" shall mean an Employee or other person who receives an Option.

         (n) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) or the Internal Revenue Code of 1986, as amended.

         (o) "Plan" shall mean this 1997 Stock Option Plan.

         (p) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

         (q) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

3. STOCK. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is Three Hundred Thousand (300,000) shares of authorized, but unissued, or reacquired, par value 0.01 per share, Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for further grant under the Plan.

 4.       ADMINISTRATION.

          (a) Procedure. The Company's Board of Directors shall appoint a committee (the "Committee") to administer the Plan. The Committee appointed by the Board of Directors shall consist of not less than three (3) members of the Board of Directors, two of whom shall be Non-employee Directors. The Committee shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan; provided, however, that at no time shall a Committee of less than three (3) members administer the Plan, at least two of whom shall be Non-employee Directors.

          (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Internal Revenue Code of 1986, as amended, or to grant Non-qualified Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Company's Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iv) to determine the Employees and other persons to whom, and the time or times at which Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify and amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c) Effect of the Board's Decision. All decisions, determinations, and interpretations of the Board or any Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. ELIGIBILITY. Incentive Stock Options may be granted only to Employees. Non-qualified Stock Options may be granted to Employees as well as non-employee directors, associates, and consultants to the Company (subject to the limitations set forth in Section 4) as determined by the Board or any Committee. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

          No person shall be granted an option under the Plan unless such person shall have first been presented with the most recent annual report on Form 10-K of the Company, all quarterly reports on Form 10-Q of the Company since the most recent 10-K, the most recent Annual Report to Shareholders of the Company, and the most recent proxy material of the Company. Options may be issued to the same person on more than one occasion.

6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of
(i) its adoption by the Board of Directors, or (ii) its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten (10) years from its effective date unless sooner terminated under Section 14 of the Plan.

7. TERM OF OPTIONS. The terms of each option shall be no more than ten years from the date of grant as determined by the Board of Directors but shall be subject to earlier termination as subsequently provided; however, if an option is granted to a person who, as of the date of grant, owns 10% or more of the Company's common stock, the term of the option shall be no more than five years.

8. EXERCISE PRICE AND CONSIDERATION.

          (a) Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an option shall be such price as is determined by the Board, but shall be subject to the following:

                   (i)      In the case of an Incentive Stock Option

                            (A) granted to an Employee who, immediately before
                  the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the fair market value on the date of grant.

                            (B) granted to any other Employee, the per share
                  exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of grant.

                   (ii) In the case of a Non-qualified Stock Option, the per Share exercise price shall be determined by the Board of Directors or the Committee on the date of grant.

          (b) Fair Market Value Determination. In the case of Incentive Stock Options, the fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing bid price of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation [NASDAQ] System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

          (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the laws of the Commonwealth of Virginia. Additionally, the Board may adopt customary "cashless exercise" provisions if deemed appropriate.

 9.       EXERCISE OF OPTIONS.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  An option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance, which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option (as evidenced by the appropriate entry on the books of the Company or if a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Status as an Employee with Respect to Non-qualified Stock Options. Non-qualified Stock Options granted pursuant to the Plan may be exercised notwithstanding the termination of the Optionee's status as an Employee, director, or consultant, except as provided in the Plan or as provided by the terms of the Stock Option Agreement.

         (c) Termination of Status as an Employee with Respect to Incentive Stock Options. In the case of an Incentive Stock Option, if an Employee ceases to serve as an Employee, he may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.
         (d) Disability of Optionee. Notwithstanding the provisions of Section 9(c) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), he may, but only within three (3) months (or such other period of time not exceeding twelve
(12) months as determined by the Board) from the date of disability, exercise his Incentive Stock Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Incentive Stock Option at the date of disability, or if he does not exercise such Incentive Stock Option (which he was entitled to exercise) within the time specified herein, the Incentive Stock Option shall terminate.

         (e) Death of Optionee. In the event of the death of an Optionee under an Incentive Stock Option:

                  (i) during the term of the Option who is at the time of his death an employee of the Company and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

                  (ii) within thirty (30) days (or such other period time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of a right to exercise that had accrued at the date of termination.

10. NON-TRANSFERABILITY OF INCENTIVE STOCK OPTIONS. An Incentive Stock Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. TRANSFERABILITY OF NON-QUALIFIED STOCK OPTIONS. All Non-qualified Options granted pursuant to the Plan are transferable subject to compliance with the Act, as amended, and any applicable state securities laws. Upon surrender of a Non-qualified Option to the Company or at the office of its stock transfer agent, if any, with the funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Non-qualified Option in the name of the assignee named in such instrument of assignment and the Non-qualified Option shall promptly be canceled. The Non-qualified Option may be divided or combined with other Non-qualified Options which carry the same rights upon presentation thereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Non-qualified Options are to be issued and signed by the Optionee thereof. The term "Option" as used herein includes any Non-qualified Options into which Non-qualified Option may be divided or exchanged.

12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized of issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or another increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board whose determination in that respect shall be final, binding and conclusive. Furthermore, any distribution of assets by the Company except for cash dividends paid, shall be considered the payment of a stock dividend for purposes of this Section 12. Except as expressly provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall effect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

13. TIME FOR GRANTING OPTIONS. Each option granted under the Plan, unless otherwise specifically indicated, shall be granted as of the date of the Board of Directors' resolution conferring the option ("date of grant"), and the Board of Directors shall notify the optionee of the grant in writing delivered in duplicate by mail. The notification shall serve as the option agreement (the "Stock Option Agreement") and shall contain a summary of the essential terms and conditions of the Plan. Receipt of the notification shall be acknowledged by the optionee on the duplicate copy, and by such acknowledgment, the optionee shall agree that in consideration of such option he will abide by all the terms and conditions of the Plan. The optionee shall return the duplicate copy to the Company either by delivery in person or by mail. Any inconsistencies between the terms of the Plan and the terms of the Stock Option Agreement shall be governed by the terms of the Plan.

14. AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may amend or discontinue the Plan at any time provided that no unexercised option granted under the Plan may be altered or canceled, except in accordance with its terms, without the written consent of the optionee to whom the option has been granted.

15. CONDITIONS UPON ISSUANCE OF SHARES. The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require any action to be taken in connection with the shares specified in an notice of election of an option before the shares can be delivered to the optionee, then the date stated for issuance of the shares shall be postponed until such action can be taken.

16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. NO RIGHTS AS SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate to him for such Shares.

18. OTHER PROVISIONS. The Stock Option Agreement authorized under the Plan shall contain such other provisions, including without limitation, restrictions upon the exercise of the Option, as the Board of Directors of the Company shall deem advisable. Any such Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code, as amended if an Incentive Stock Option is intended to be granted.

19. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceedings, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

20. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

21. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

22. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

23. GOVERNING LAW. Options granted under the Plan shall be construed and shall take effect in accordance with the laws of the Commonwealth of Virginia.

24. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

25. HEADINGS, ETC., NO PART OF PLAN. Headings of articles and sections hereof are inserted for convenience and reference; they constitute no part of the Plan.



Dated:  February ___, 1997